ESCROW AGREEMENT

     THIS  AGREEMENT  is  made  this 29th day of September, 2004, by and between
                                     ----
ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., a Florida corporation (the "Company"), ROBERT K. CHRISTIE ("Christie"), and NORMAN T. REYNOLDS (the "Escrow Agent").

     WHEREAS, the company has delivered to Christie 1,000,000 shares of S8 Stock and 1,833,333 shares of common stock all totaling 2,833,333 shares, pursuant to the Reorganization agreement.

     WHEREAS, the Company and Christie desire to provide for an escrow with respect to certain shares of the Common Stock owned by Christie as provided in the Note Purchase Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties agree as follows:

     1.     Creation of Escrow.   Christie  shall  deliver  into escrow with the
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Escrow  Agent,  the receipt of which is hereby acknowledged by the Escrow Agent,
2,500,000 shares of the Company Common Stock (the "Escrowed Shares"). The escrow created hereunder shall continue until December 31, 2004 or until such time as the Board of Directors of the Company has deemed in their sole discretion and good faith judgment that Christie has cooperated fully with the Company in the proceedings to liquidate all aspects of the business and operations of Christie-Petersen Development, whichever is the later.

     2.     Voting Rights. So long as Christie has fully complied with the terms
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of  this  Agreement,  Christie  shall have the right to vote all of the Escrowed
Shares, and the Escrow Agent shall on demand execute and deliver an effective proxy or proxies in favor of Christie, whenever demand is made upon the Escrow Agent for such proxy or proxies by Christie.

     3.     Duty of the Escrow Agent.  The  sole duty of the Escrow Agent, other
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than  as hereinafter specified, shall be to receive the Escrowed Shares and hold them  subject  to  release,  in  accordance  with  this  Agreement.

     4.     Release of the Escrowed Shares and  Termination.  The  Escrow  Agent
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shall  release  the  Escrowed  Shares  upon  receipt  of written notice from the
Company of the satisfaction of all of the terms of this Agreement. Upon the complete delivery of the Escrowed Shares by the Escrow Agent to Christie in accordance with the distribution terms hereinabove set forth, the Escrow Agent shall be relieved of all liabilities in connection with the Escrow Account and this Agreement shall terminate.

     5.     Liability of the Escrow Agent.   The  duties  of  the  Escrow  Agent
            -----------------------------
     hereunder will be limited to observance of the express provisions of this Agreement. Furthermore, the Escrow Agent is not expected or required to be familiar with the provisions of any other writing, understanding or agreement, and shall not be charged with any responsibility or liability in connection with the observance or non-observance of the provisions of such other writing, understanding or agreement, and no implied covenant of any type whatsoever shall be read into this Agreement. The Escrow Agent may rely and act upon any instrument received by it pursuant to this Agreement which it reasonably believes to be in conformity with the requirements of this Agreement and the Escrow Agent shall not be responsible for determining the genuineness, authenticity of authority from any such instrument or the person signing same. The Escrow Agent will not be liable for any action taken or not taken by it under the terms of this Agreement in the absence of fraud or gross negligence on its part.

     The further provisions shall govern the Escrow Agent's liabilities hereunder:

          (a) In receiving the Escrowed Shares, the Escrow Agent acts only as a depository and thereby assumes no responsibility, except pursuant to the terms of this Agreement.

          (b) The Escrow Agent may act or refrain from acting in respect of any matter covered by this Agreement in full reliance upon and with the advice of counsel which may be selected by it, and shall be fully protected in so acting or in refraining from acting upon the advice of such counsel. Furthermore, the Escrow Agent may rely and shall be protected in acting upon any writing that may be submitted to it in connection with its duties


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hereunder  without  determining  the  genuineness, authenticity or due authority from any such writing or the person signing same and shall have no liability or responsibility with respect to the form, content or validity thereof.

          (c) The Escrow Agent shall have no responsibility or liability for any act or omission on its part, notwithstanding any demand or notice to the contrary by the Company or any other person or entity, all subject to the sole limitation that the Escrow Agent exercises its best judgment. Except as herein expressly provided, none of the provisions of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur financial liability or expense in the performance of any of its duties hereunder.

          (d) The Escrow Agent is hereby authorized to comply with and obey all orders, judgments, decrees or writs entered or issued by any court, and in the event the Escrow Agent obeys or complies with any such order, judgment, decree or writ, in whole or in part, it shall not be liable to the Company and Christie or any other parties to this Agreement, or to any other person or entity, by reason or such compliance, notwithstanding that it shall be determined that any such order, judgment, decree or writ be entered without jurisdiction or be invalid for any reason or be subsequently reversed, modified, annulled, satisfied or vacated.

          (e) The Escrow Agent shall not be required to institute or defend any action or legal process involving any matter referred to herein which in any manner affects its duties or liabilities hereunder to take any other action with reference to the Escrowed Shares not specifically agreed to herein, and the Escrow Agent shall not be responsible for any act or failure to act on its part except in the case of its own fraud or gross negligence.

          (f) Should any controversy arise between the Escrow Agent, the Company, or Christie or between any other person or entity with respect to this Agreement, or with respect to the ownership of or the right to receive the Escrowed Shares, the Escrow Agent shall have the right to institute a plea of interpleader in any court of competent jurisdiction to determine the rights of the parties. Should a plea of interpleader be instituted, or should the Escrow Agent become involved in litigation in any manner whatsoever connected with or pertaining to this Agreement or the Escrowed Shares, the Company and Christie hereby agree to pay the Escrow Agent, on demand, in addition to any charge made hereunder for acting as Escrow Agent, reasonable attorneys' fees incurred by the Escrow Agent, and any other disbursements, expenses, losses, costs, and damages in connection with or resulting from such litigation.

     6.     Indemnification.   The  Company  and  Christie  hereby  agree  to
            ---------------
indemnify and hold the Escrow Agent harmless from and against any and all claims, loses, liabilities, costs, damages, fees charges and expenses (including attorneys' fees) which the Escrow Agent may incur or sustain by reason of its acting as Escrow Agent under this Agreement, unless same shall result from the fraud or gross negligence of the Escrow Agent.

     7.  Resignation. The Escrow Agent may resign as Escrow Agent at any time by
         -----------
giving the Company and Christie at least 10 days' prior written notice of such resignation. If, on the effective date of such resignation, the Escrow Agent has not received written instructions of appointment of a successor Escrow Agent, the Escrow Agent may thereupon deposit the Escrowed Shares and stock powers into the registry of a court of competent jurisdiction. The parties hereto intend that a substitute Escrow Agent will be appointed to fulfill the duties of the Escrow Agent hereunder for the remaining term of this Agreement in the event of the Escrow Agent's resignation, and the Company and Christie will use their best efforts to promptly appoint a substitute Escrow Agent who shall be bound by the terms and provisions of this Agreement.

     8.     Termination and Amendment.  This  Agreement  shall  remain in effect
            -------------------------
until the Escrowed Shares are released in accordance herewith; provided that any Escrow Agent hereunder who resigns in accordance with the terms hereof shall no longer be bound by this Agreement, but this Agreement shall remain in effect, notwithstanding such resignation, for purposes of determining the rights and duties of the Company and Christie and any successor Escrow Agent. No amendment or modification to this Agreement shall be in force or effect unless signed by the parties hereto.

     9.     No Trusteeship.  The  Company  and  Christie  agree  that the Escrow
            --------------
Agent is acting solely as an escrowee hereunder and not as a trustee and that the Escrow Agent has no fiduciary duties, obligations or liabilities under this Agreement.

     10.     Attorneys' Fees.  In the  event that it should become necessary for
             ---------------
any party entitled hereunder to bring suit against any other party to this Agreement for a breach of this Agreement, the parties hereby covenant and


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agree  that  the party who is found to be in breach of this Agreement shall also be liable for all reasonable attorneys' fees and costs of court incurred by the other parties.

     11.  Benefit.  All  the  terms  and  provisions  of this Agreement shall be
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binding  upon  and  inure  to  the  benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     12.     Notices.  All  notices, requests, demands, and other communications
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hereunder  shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Burr Northrop at 309 East Commercial Street, Pomona, California 91767, telecopier (909) 865-1244, and e-mail burr.northrop@hbcovey.com; and if to Christie, addressed to Mr. Robert K. Christie at 8513 Rochester Avenue, Rancho Cucamonga, California 91730, telecopier (909) 477-3031, and e-mail bob@cpidevelopment.com; and if to the Escrow Agent, addressed to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, telecopier (713) 237-3202, and e-mail nreynolds@gpm-law.com. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     13.     Construction.  Words  of any gender used in this Agreement shall be
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held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     14.     Waiver. No course of dealing on the part of any party hereto or its
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agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     15.     Cumulative Rights.    The  rights  and  remedies of any party under
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this  Agreement  and  the  instruments  executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     16.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
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contained  in  this  Agreement  shall,  for  any  reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     17.  Representations, Warranties and Agreements to Survive.  All  indemnity
          -----------------------------------------------------
agreements set forth in this Agreement, as well as all representations, warranties, covenants and other agreements set forth in this Agreement shall remain operative and in full force and effect at the termination of this Agreement, and any successor of the parties shall be entitled to the benefit of the respective representations, warranties and agreements made herein.

     18.     Cumulative Rights.  The  rights  and  remedies  contained  in  this
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Agreement  shall  be cumulative and the exercise or partial exercise of any such right  or  remedy  shall not preclude the exercise of any other right or remedy.

     19.     Headings.  The  headings used in this Agreement are for convenience
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and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     20.     Excusable Delay.  The parties shall not be obligated to perform and
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shall  not  be  deemed  to  be  in  default  hereunder,  if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires,


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hurricanes,  storms,  floods,  washouts,  sink  holes,  civil  disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     21.     No Third-Party Beneficiary.   Any  agreement  to  pay an amount and
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any  assumption  of  liability  contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     22.     Time of the Essence.  Time is of the essence of this Agreement.
             -------------------

     23.     Multiple Counterparts.   This  Agreement  may be executed in one or
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more  counterparts,  each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     24.     Law Governing; Jurisdiction.  This  Agreement  shall be governed by
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and  construed  in accordance with the laws of the State of Texas without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in Houston, Texas, as well as of the District Courts of the State of Texas in Houston, Texas over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     25.     Incorporation  by  Reference.    The  Note  Purchase  Agreement  or
             ----------------------------
any of the Attachments referred to therein, constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     26.     Entire Agreement.    This instrument and the attachments hereto, as
             ----------------
well as any collateral agreements relating to the subject matter hereto, contain the entire understanding of the parties with respect to the subject matter hereof and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, this Agreement has been executed in multiple counterparts on the date first written above.

     ENTECH ENVIRONMENTAL TECHNOLOGIES,

                                            By  /s/  Burr Northrop, President
                                              ----------------------------------
                                              Burr Northrop, President

                                            /s/  Robert K. Christie
                                            ------------------------------------
                                            ROBERT K. CHRISTIE


                                            ------------------------------------
                                            NORMAN T. REYNOLDS


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